EXHIBIT 23.3




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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     As  independent  certified  public  accountants,  we hereby  consent to the incorporation by reference in this registration statement, on Form S-8 of Viacom Inc., of our report dated March 23, 1994, on Blockbuster Entertainment Corporation's 1993, 1992 and 1991 financial statements, included in Viacom Inc.'s Form 8-K dated April 13, 1995.




                                                        ARTHUR ANDERSEN LLP


Fort Lauderdale, Florida
May 2, 1995